LOOMIS SAYLES INTERMEDIATE DURATION BOND FUND

Supplement dated June 17, 2016 to the Prospectus, Summary Prospectus and Statement of Additional Information of the Loomis Sayles Intermediate Duration Bond Fund (the “Fund”), each dated February 1, 2016, as may be revised or supplemented from time to time.

On or about August 31, 2016, any outstanding Retail Class shares of the Fund will be redesignated as Class A shares of the Fund. Also on such date, any outstanding Institutional Class shares of the Fund will be redesignated as Class Y shares of the Fund. Expenses relating to these classes of shares (including expenses relating to distribution arrangements) will not change as a result of the redesignations. Unlike purchases of Retail Class shares, purchases of Class A shares will generally be subject to a front-end sales charge. Retail Class shareholders of the Fund whose shares are redesignated as Class A shares will be eligible to purchase, without a front-end sales charge, additional Class A shares of any series of Natixis Funds that offers Class A shares. Retail Class and Institutional Class shares will be available for purchase through the Fund’s Prospectus until the date of such redesignations. Shareholders will receive a revised summary prospectus relating to the redesignated classes on or about the redesignation date.